UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2020 (December 1, 2020)

LUMINAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38791	83-1804317
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2603 Discovery Drive, Suite 100 Orlando, Florida	32826
(Address of principal executive offices)	(Zip Code)

(407) 900-5259

(Registrant’s telephone number, including area code)

Gores Metropoulos, Inc.

9800 Wilshire Blvd.

Beverly Hills, CA 90212

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock	LAZR	Nasdaq Global Select Market
Warrants	LAZRW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 1, 2020, Luminar Technologies, Inc. (formerly known as Gores Metropoulos, Inc.) (the “Company”) held a special meeting of the Company’s stockholders (the “Special Meeting”), in lieu of the 2020 annual meeting of the Company’s stockholders, at which holders of 32,755,726 shares of common stock (consisting of 22,755,726 shares of Class A common stock, par value $0.0001 (“Class A Stock”), and 10,000,000 shares of Class F common stock, par value $0.0001 (“Class F Stock” and, together with the Class A Stock, the “Common Stock”)) were present in person or by proxy, representing 65.51% of the voting power of the shares of the Common Stock as of October 14, 2020, the record date for the Special Meeting, and constituting a quorum for the transaction of business. Each of the proposals listed below is described in more detail in a registration statement on Form S-4, which includes the definitive proxy statement/consent solicitation statement/prospectus contained therein (the “Proxy Statement”), and incorporated herein by reference. A summary of the voting results at the Special Meeting for each of the proposals is set forth below:

1. The stockholders approved that certain Agreement and Plan of Merger, dated as of August 24, 2020 (as amended the “Merger Agreement”), by and among the Company, Dawn Merger Sub, Inc. (“First Merger Sub”), Dawn Merger Sub II, LLC (“Second Merger Sub”), and LAZR, Inc. (formerly known as Luminar Technologies, Inc.) (“Luminar”), and transactions contemplated thereby, including, among other things, the merger of First Merger Sub with and into Luminar, with Luminar continuing as the Surviving Corporation (the “First Merger”), and immediately following the First Merger and as part of the same overall transaction as the First Merger, the merger of Luminar with and into Second Merger Sub, with Second Merger Sub continuing as the Surviving Entity (the “Second Merger” and, together with the First Merger and the other transactions contemplated by the Merger Agreement, the “Business Combination”). The voting results for this proposal were as follows:

For	Against	Abstain
32,727,563	23,627	4,536

2. The stockholders approved, for purposes of complying with applicable Nasdaq listing rules, the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the Business Combination. The voting results for this proposal were as follows:

For	Against	Abstain
32,677,181	62,104	16,441

3. The stockholders adopted the Second Amended and Restated Certificate of Incorporation of the Company (the “A&R Certificate”). The voting results for this proposal were as follows:

Common Stock

For	Against	Abstain
32,701,935	39,896	13,895

Class F Stock

For	Against	Abstain
10,000,000	0	0

4. The stockholders approved, on a non-binding advisory basis, each separate proposal with respect to certain governance provisions in the A&R Certificate in accordance with SEC requirements. The voting results for each separate proposal were as follows:

4A. To amend the Company’s Amended and Restated Certificate of Incorporation (the “Existing Certificate”) to increase the total number of authorized shares of all classes of common stock:

For	Against	Abstain
22,081,469	10,605,361	68,896

4B. To amend the Existing Certificate to provide that the holders of Class B Stock shall be entitled to 10 votes per share:

For	Against	Abstain
22,014,070	10,707,177	34,479

4C. To amend the Existing Certificate to provide that the required vote to remove a director of the post-combination company’s board of directors will be the affirmative vote of the holders of at least two-thirds of the voting power of the then-outstanding shares of capital stock of the post-combination company entitled to vote generally in the election of directors, voting together as a single class:

For	Against	Abstain
22,174,921	10,534,694	46,111

4D. To amend the Existing Certificate to provide that special meetings of the post-combination company’s stockholders may be called only by the Chairman of the post-combination company’s board of directors, the Chief Executive Officer or the post-combination company’s board of directors acting pursuant to a resolution adopted by a majority of the Whole Board (as defined in the A&R Certificate):

For	Against	Abstain
22,220,984	10,507,052	27,690

4E. To amend the Existing Certificate to provide that the Court of Chancery of the State of Delaware will be the exclusive forum for lawsuits involving the post-combination company:

For	Against	Abstain
22,217,879	10,500,250	37,597

4F. To amend the Existing Certificate to change the stockholder vote required to amend certain provisions of the post-combination company’s proposed certificate:

For	Against	Abstain
22,319,855	10,421,041	14,830

4G. To amend the Existing Certificate to change the stockholder vote required to amend certain provisions of the post-combination company’s proposed bylaws:

For	Against	Abstain
22,311,455	10,422,045	22,226

5. The stockholders approved the Management Longer Term Equity Incentive Plan (the “MLTEIP”), including the authorization of the initial share reserve under the MLTEIP. The voting results for this proposal were as follows:

For	Against	Abstain
22,376,747	10,327,722	51,257

6. The stockholders approved the 2020 Equity Incentive Plan (the “Incentive Plan”), including the authorization of the initial share reserve under the Incentive Plan. The voting results for this proposal were as follows:

For	Against	Abstain
32,331,212	358,735	65,779

7. The stockholders approved the 2020 Employee Stock Purchase Plan (the “ESPP”), including the authorization of the initial share reserve under the ESPP. The voting results for this proposal were as follows:

For	Against	Abstain
32,645,126	61,659	48,941

8. The stockholders elected five directors to serve staggered terms on the Company’s board of directors until the 2021, 2022 and 2023 annual meetings of stockholders, as applicable, and until their respective successors are duly elected and qualified. The voting results for each nominee were as follows:

Name	Class	For	Abstain
Scott A. McGregor	I	32,651,288	104,438
Benjamin J. Kortlang	I	32,652,794	102,932
Alec E. Gores	II	24,768,936	7,986,790
Matthew J. Simoncini	II	32,715,421	40,305
Austin Russell	III	32,620,927	134,799

Based on the votes set forth above, each director nominee was duly elected, each Class I director to serve until the Company’s 2021 annual meeting of stockholders, each Class II director to serve until the Company’s 2022 annual meeting of stockholders and the Class III director to serve until the Company’s 2023 annual meeting of stockholders, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

9. The stockholders approved the proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of proposals 1 through 8 described above, but no other proposal if proposals 1, 2 and 3 above are approved. The voting results for this proposal were as follows:

For	Against	Abstain
32,615,538	88,911	51,277

Item 8.01	Other Events.

Stockholders holding 18,651 shares of Class A Stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”) in connection with the Business Combination. As a result, approximately $189,494.16 (or approximately $10.16 per share) will be removed from the Trust Account to pay such holders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luminar Technologies, Inc.

Date: December 3, 2020	By:	/s/ Thomas J. Fennimore
	Name:	Thomas J. Fennimore
	Title:	Chief Financial Officer